Investment in Navios Europe Inc.	12 Months Ended
Dec. 31, 2014
Equity Method Investments And Joint Ventures [Abstract]
Investment in Navios Europe Inc.
NOTE 18 - INVESTMENT IN NAVIOS EUROPE INC.
On October 9, 2013, Navios Holdings, Navios Acquisition and Navios Partners established Navios Europe and have ownership interests of 47.5%, 47.5% and 5.0%, respectively. On December 18, 2013, Navios Europe acquired ten vessels for aggregate consideration consisting of (i) cash consideration of $127,753 (which was funded with the proceeds of a $117,753 senior loan facilities (the “Senior Loans”) and loans aggregating $10,000 from Navios Holdings, Navios Acquisition and Navios Partners (in each case, in proportion to their ownership interests in Navios Europe) (collectively, the “Navios Term Loans”) and (ii) the assumption of a junior participating loan facility (the “Junior Loan”) with a face amount of $173,367 and fair value of $71,929 as of December 31, 2013. In addition to the Navios Term Loans, Navios Holdings, Navios Acquisition and Navios Partners will also make available to Navios Europe (in each case, in proportion to their ownership interests in Navios Europe) revolving loans up to $24,100 to fund working capital requirements (collectively, the “Navios Revolving Loans”).
On an ongoing basis, Navios Europe is required to distribute cash flows (after payment of operating expenses, amounts due pursuant to the terms of the Senior Loan and repayments of the Navios Revolving Loans) according to a defined waterfall calculation. Navios Partners evaluated its investment in Navios Europe under ASC 810 and concluded that Navios Europe is a variable interest entity (“VIE”) and that they are not the party most closely associated with Navios Europe and, accordingly, is not the primary beneficiary of Navios Europe. Navios Partners further evaluated its investment in the common stock of Navios Europe under ASC 323 and concluded that it has the ability to exercise significant influence over the operating and financial policies of Navios Europe and, therefore, its investment in Navios Europe is accounted for under the equity method.
As of December 31, 2014, the estimated maximum potential loss by Navios Partners in Navios Europe would have been $1,271, which represents the Company's carrying value of the investment of $521 plus the Company's balance of the Navios Revolving Loans of $750 and does not include the undrawn portion of the Navios Revolving Loans.
As of December 31, 2014, the Navios Partners' portion of the Navios Revolving Loan outstanding was $750. Investment income of $88 was recognized in the statement of income under the caption of “Other income” for the year ended December 31, 2014, whilst for the year ended December 31, 2013, Navios Europe had minimal operations and therefore, the Company did not record any equity method investee income/(loss).